Exhibit 10.12

Paul d’Eustachio President
EXECUTIVE OFFICES
One North Harry Truman Drive
Largo, Maryland 20774
February 7, 2001	301-808-4300 - fax 301-808-4325

By  Telecopy and Certified Mail

Ticketmaster Corporation
3701 Wilshire Boulevard, 9th Floor
Los Angeles, California 90010
Attention:	Terry Barnes, Chairman, and Daniel R. Goodman, Executive
Vice-President and General Counsel

Re:	License Agreement dated May 23,1991 between Ticketmaster
Corporation and Ticketmaster Group Limited Partnership, as amended
(the “License Agreement”)

Gentlemen:

The purpose of this letter is to notify you, pursuant to Section 2 of the License Agreement, that Ticketmaster Group Limited Partnership elects to renew the License Agreement for an additional five (5)-year term. We believe the “Operational Date” under the License Agreement is July 1, 1991 and that July 1, 2001 will be the tenth anniversary of such “Operational Date”. Therefore,  the five (5)-year renewal term will commence as of July 1, 2001 and will end on June 30, 2006.

We believe that this notice is effective to renew the term of the License Agreement for an additional five (5)-year term. However, we would be pleased to have our counsel prepare an amendment to the License Agreement to evidence the renewal if you would prefer.

Please sign and return this letter to Paul d’Eustachio by telecopy to acknowledge your receipt of this letter and to signify your agreement that the term of the License Agreement has been renewed by this notice. Thank you.

Very truly yours,

Ticketmaster Group Limited Partnership

By:	AP Tickets, Inc., Sole General Partner

	By	/s/ Paul d’Eustachio
Paul d’Eustachio, President

cc:	Norman J. Gantz, Esq. Michael H. Leahy, Esq.

Ticketmaster Corporation

Attention:	Terry Barnes, Chairman, and Daniel R. Goodman, Executive
Vice-President and General Counsel

CONCERTS • SPORTS • PERFORMING ARTS • MUSEUMS • GALLERIES • TOURIST ATTRACTIONS • FAMILY & SPECIAL EVENTS • CLUBS

Receipt of Notice and Renewal of Term Of License Agreement Acknowledged and
Agreed to:

Ticketmaster Corporation

By	/s/ Daniel Goodman

Dated: February 26, 2001